J.P.  MORGAN   INSTITUTIONAL  FUNDS  Supplement  dated  May  21,  1998,  as applicable to the following prospectuses: J.P. Morgan Institutional Service Tax Exempt Money Market Fund, dated February 2, 1998 J.P. Morgan Institutional Service Money Market Funds (combined), dated February 2, 1998

With respect to the J.P. Morgan Institutional Service Tax Exempt Money Market Fund, the following supersedes and replaces "Annual Fund Operating Expenses", footnote number 1 and footnote number 2 on pages 4 and 5 and pages 10 and 11, respectively in the prospectuses referenced above:

              Annual Fund Operating Expenses1(%)

         Management fees  (actual). . . . . . . . . . . . .0.16
         Marketing (12b-1) fees. . . . . . . . . . . . . . .None
         Other expenses2
         (after waiver and reimbursement) . . . . . . .0.19
         Service fees3  . . . . . . . . . . . . . . . . . . . . . . .0.25
         Total operating expenses2
         (after expense reimbursement) . . . . . . . . .0.60

1 The fund has a master/feeder structure as described on page 9 (page 15 in the combined prospectus). This table shows the fund's estimated expenses and its share of estimated master portfolio expenses for the current fiscal year, expressed as a percentage of the fund's average net assets after reimbursement for ordinary expenses over 0.60%.

2Without such waiver and reimbursement, other expenses and total operating expenses would have been 299.11% and 299.52%, respectively. There is no guarantee that this arrangement will continue beyond 12/31/98.